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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 6, 1999


                                  iVillage Inc.
              -----------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        Delaware                   000-25469               13-3845162
--------------------------     -------------------    --------------------
     (State or other              (Commission           (IRS Employer
     jurisdiction of              File Number)          Identification No.)
      organization)


212 Fifth Avenue, New York, New York                         10010
--------------------------------------------       ----------------------------
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:  (212) 206-3100



       ------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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Item 5.           Other Events

                  The Board of Directors of the Registrant has designated Wednesday, December 15, 1999 as the date of the 1999 Annual Meeting of Stockholders of the Registrant (the "Annual Meeting"). Only holders of record as of the close of business on November 4, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

                  According to the Registrant's By-Laws, a stockholder may nominate one or more persons for election as directors at the Annual Meeting or propose business to be brought before the Annual Meeting only if such stockholder has given timely notice in proper written form of the stockholder's intent to make such nomination(s) or propose such business. Since the Annual Meeting will be the Company's first Annual Meeting as a public company, to be timely such notice must be received by the Registrant, in the form, substance and manner specified by the By-Laws, a reasonable time before the Registrant begins its solicitation for the Annual Meeting. Presently, the Registrant expects to commence its solicitation within a few days following the Record Date for the Annual Meeting.

THE FOREGOING IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE A SOLICITATION BY THE REGISTRANT OF A PROXY, CONSENT OR AUTHORIZATION FOR OR WITH RESPECT TO THE ANNUAL MEETING. ANY SUCH SOLICITATION BY THE REGISTRANT WILL BE MADE ONLY PURSUANT TO A PROXY STATEMENT AND OTHER SOLICITATION MATERIALS COMPLYING WITH ALL APPLICABLE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       iVillage Inc.
                                       (Registrant)

Date: October 12, 1999                 By: /s/ Steven A. Elkes
                                           -------------------------------
                                           Steven A. Elkes
                                           Senior Vice President